UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 -- DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On December 5, 2005, Gerald Greenwald resigned from the Company's Board of Directors.


ITEM 8.01 -- OTHER EVENTS

     On December 8, 2005, the Company issued a press release entitled "Calpine Provides Update on Delaware Litigation," a copy of which is attached hereto as
Exhibit 99.1.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

          99.1 Press Release dated December 8, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       -------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer

Date: December 8, 2005

                                  EXHIBIT INDEX




               Exhibit                Description
               -------   ------------------------------------
               99.1      Press release dated December 8, 2005

================================================================================

EXHIBIT 99.1

                                                                    NEWS RELEASE


Media Relations:  Katherine Potter             Investor Relations:  Rick Barraza
408-792-1168                                                        408-792-1125
kpotter@calpine.com                                            rickb@calpine.com


                                                                    Karen Bunton
                                                                    408-792-1121
                                                             kbunton@calpine.com


                 Calpine Provides Update on Delaware Litigation

     (SAN JOSE, Calif.) /PR Newswire -- First Call/ December 8, 2005 -- Calpine Corporation [OTC Pink Sheets:CPNL] provided the following update in connection with Calpine's action in the Delaware Court of Chancery against The Bank of New York, as collateral trustee for Calpine's Senior Secured Note Holders, and Wilmington Trust Company, as indenture trustee for Calpine's First Lien Note Holders and Second Lien Note Holders.

     On December 5, 2005, Vice Chancellor Leo E. Strine, Jr. entered a Final Order and Judgment in the Chancery Court action affording Calpine until January 22, 2006 to restore to the Bank of New York collateral account $311,782,955.55 plus interest from the date any portion of the funds was withdrawn from the account to the date of redeposit, at the rate accruing in the account during such period.

     On December 5 and 6, several parties appealed the Final Order and Judgment as follows: Calpine filed a notice of appeal of the Chancery Court's decision that storage gas is not a Designated Asset under the Indentures, the Second Lien Trustee filed a notice of appeal of the Chancery Court's decision insofar as it granted Calpine until January 22, 2006 to restore monies to the Bank of New York collateral account, and the First Lien Trustee filed a notice of appeal of the Chancery Court's decision that it lacked standing to object to Calpine's purchases of storage gas. The Supreme Court of the State of Delaware has granted expedited review and has scheduled oral arguments on the appeals for December 15, 2005.

     Also on December 5, the Second Lien Trustee sent a letter to Calpine purporting to constitute a notice of default based on Calpine's use of proceeds from the sale of Designated Assets. The letter further characterized counterclaims filed by the Second Lien Trustee in the Delaware litigation on November 7, 2005 as an earlier notice of default, notwithstanding the Second Lien Trustee's having implied in a brief filed with the court in late November that it had not previously declared a "default under the Indentures." The Second Lien Trustee stated in the letter that if Calpine did not cure its breach within 30 days after the purported earlier notice (namely, by December 7, 2005) the Second Lien Trustee, or the holders of the requisite percentage of any series of Second Lien Notes, could respectively elect to declare all of the Second Lien Notes, or a series of Notes, to be due and payable immediately.

     Calpine believes that the Second Lien Trustee's December 5 letter does not constitute a valid notice of default and is contrary to the terms of the Chancery Court's Final Order and Judgment, as well as statements made in the Second Lien Trustee's briefs. On December 6, 2005, Calpine filed a motion in the Chancery Court for a temporary restraining order seeking to enjoin the Second Lien Trustee from either accelerating the Second Lien Notes on or before January 22, 2006 or otherwise attempting to circumvent the Court's Final Order and Judgment. Acceleration of the Second Lien Notes would constitute a default under other debt obligations of Calpine, which could allow such other debt obligations to also be accelerated.

     On December 8, 2005, Calpine agreed to withdraw its motion for a temporary restraining order under a stipulation reached with the Second Lien Trustee and an Unofficial Steering Committee of Second Lien Debtholders of Calpine. Calpine has been advised that the Unofficial Steering Committee currently includes the holders of over 50% of each of the Second Lien Notes due 2010, the Second Lien Notes due 2011, and the Second Lien Notes due 2013, and the holders of over 30% of the Second Lien Notes due 2007.

     Under the stipulation, the Second Lien Trustee and the members of the Unofficial Steering Committee have agreed that they will not accelerate any of the Second Lien Notes on or before January 22, 2006 based upon the breach found by the Chancery Court. The members of the Unofficial Steering Committee have further agreed that they will not directly or indirectly encourage any other Second Lien Noteholder to accelerate any of the Second Lien Notes on or before January 22, 2006 based upon the breach found by the Chancery Court, and, in the event of any such purported acceleration, will use commercially reasonable efforts, consistent with the Second Lien Indentures, to cause such purported acceleration to be rescinded. The stipulation is subject to modification to conform to any reversal or modification by the Delaware Supreme Court of the Chancery Court's Final Order and Judgment.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. Calpine was founded in 1984. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results including the risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and in its Quarterly Report on Form 10-Q for the three months ended September 30, 2005, which can also be found on the Company's website at www.calpine.com.. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.